Exhibit 32.01

Certification by the Chief Executive Officer Pursuant to 18 U. S. C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Michael J. Mendes, President and Chief Executive Officer of Diamond Foods, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the fiscal year ended July 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Michael J. Mendes
Michael J. Mendes
Chairman of the Board, President and Chief Executive Officer

Date: September 15, 2011

Certification by the Chief Financial Officer Pursuant to 18 U. S. C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Steven M. Neil, Chief Financial and Administrative Officer of Diamond Foods, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the fiscal year ended July 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Steven M. Neil
Steven M. Neil
Chief Financial and Administrative Officer

Date: September 15, 2011